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                                                                      EXHIBIT 21

                              LIST OF SUBSIDIARIES
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                                                STATE OF       ASSUMED BUSINESS NAME(S)
NAME OF ENTITY                                  ORIGIN         (IF DIFFERENT THAN ENTITY
                                                               NAME)
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
Lithia Chrysler Jeep of Anchorage, Inc. (1)     Alaska

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Lithia CIMR, Inc.                               California     Lithia Chevrolet of Redding
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Lithia DC, Inc.                                 California     Lithia Dodge of Concord
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Lithia FMF, Inc.                                California     Lithia Ford of Fresno
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Lithia FN, Inc.                                 California     Lithia Ford Lincoln Mercury
                                                               of Napa
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Lithia FVHC, Inc.                               California     Lithia Ford of Concord
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Lithia JEF, Inc.                                California     Lithia Hyundai of Fresno
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Lithia MMF, Inc.                                California     Lithia Mazda of Fresno
                                                               Lithia Suzuki of Fresno
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Lithia of Anchorage, Inc.                       California     Lithia Dodge of South
                                                               Anchorage
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Lithia NF, Inc.                                 California     Lithia Nissan of Fresno
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Lithia TKV, Inc.                                California     Lithia Toyota of Vacaville
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Lithia TR, Inc.                                 California     Lithia Toyota of Redding
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Lithia VWC, Inc.                                California     Lithia Volkswagen of Concord
                                                               Lithia Isuzu of Concord
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Lithia Centennial Chrysler Plymouth Jeep, Inc.  Colorado       Lithia Centennial Chrysler
                                                               Jeep
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Lithia Cherry Creek Dodge, Inc.                 Colorado       Lithia Cherry Creek Dodge
                                                               Lithia Cherry Creek Kia
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Lithia Colorado Chrysler Plymouth, Inc.         Colorado       Lithia Colorado Chrysler
                                                               Lithia Colorado Kia
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Lithia Colorado Jeep, Inc.                      Colorado       Lithia Colorado Jeep
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Lithia Colorado Springs Jeep Chrysler           Colorado       Lithia Colorado Springs Jeep
Plymouth, Inc.                                                 Chrysler
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


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
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                                                STATE OF       ASSUMED BUSINESS NAME(S)
NAME OF ENTITY                                  ORIGIN         (IF DIFFERENT THAN ENTITY NAME)
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
Lithia Foothills Chrysler, Inc.                 Colorado       Lithia Foothills Chrysler
                                                               Lithia Foothills Hyundai
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Lithia IB, Inc. (2)                             Idaho          Lithia Isuzu of Boise
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Lithia CB, Inc. (2)                             Idaho          Chevrolet of Boise
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Lithia LMB, Inc. (2)                            Idaho          Lithia Lincoln-Mercury of Boise
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Lithia DB, Inc. (2)                             Idaho          Lithia Daewoo
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Lithia Ford of Boise, Inc.                      Idaho          Lithia Ford of Boise
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Lithia of Pocatello, Inc.                       Idaho          Lithia Chrysler Dodge of
                                                               Pocatello
                                                               Lithia Hyundai of Pocatello
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Lithia of Caldwell, Inc.                        Idaho          Chevrolet of Caldwell
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Lithia Poca-Hon, Inc.                           Idaho          Honda of Pocatello
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Lithia SALMIR, Inc.                             Nevada         Lithia Audi of Reno
                                                               Lithia Volkswagen of Reno
                                                               Lithia Isuzu of Reno
                                                               Lithia Lincoln Mercury of Reno
                                                               Lithia Suzuki of Sparks
                                                               Lithia Hyundai of Reno
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Lithia Reno Sub-Hyun, Inc.                      Nevada         Lithia Reno Subaru
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Lithia Financial Corporation                    Oregon

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Lithia Real Estate, Inc.                        Oregon

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Lithia Motors Support Services, Inc.            Oregon

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Lithia LAC, Inc.                                Oregon

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Lithia LP of Texas, LLC                         Oregon

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Lithia TLM, LLC                                 Oregon         Lithia Toyota
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LGPAC, Inc.                                     Oregon         Lithia Grants Pass Auto Center
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Lithia DM, Inc.                                 Oregon         Lithia Dodge
                                                               Lithia Chrysler Jeep Dodge
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


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
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                                                STATE OF       ASSUMED BUSINESS NAME(S)
NAME OF ENTITY                                  ORIGIN         (IF DIFFERENT THAN ENTITY NAME)
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
Saturn of Southwest Oregon, Inc.                Oregon         Saturn of Southwest Oregon
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SOE, LLC (3)                                    Oregon         Saturn of Eugene
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Lithia HPI, Inc.                                Oregon         Lithia Isuzu
                                                               Lithia Volkswagen
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Lithia DE, Inc.                                 Oregon         Lithia Dodge of Eugene
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Lithia BNM, Inc.                                Oregon         Lithia Nissan
                                                               Lithia BMW
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Hutchins Imported Motors, Inc.                  Oregon         Lithia Toyota of Springfield
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Hutchins Eugene Nissan, Inc.                    Oregon         Lithia Nissan of Eugene
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Lithia Klamath, Inc.                            Oregon         Lithia Chrysler Jeep Dodge of
                                                               Klamath Falls
                                                               Lithia Toyota of Klamath Falls
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Lithia SOC, Inc.                                Oregon         Lithia Subaru of Oregon City
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Lithia of Roseburg, Inc.                        Oregon         Lithia Chrysler Jeep Dodge of
                                                               Roseburg
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Lithia Rose-FT, Inc.                            Oregon         Lithia Ford Lincoln Mercury of
                                                               Roseburg
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Lithia Medford LM, Inc.                         Oregon         Lithia Lincoln Mercury
                                                               Lithia Suzuki
                                                               Lithia Mazda
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Lithia Medford Hon, Inc.                        Oregon         Lithia Honda
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Lithia of Sioux Falls, Inc.                     South Dakota   Lithia Subaru of Sioux Falls
                                                               Lithia Dodge of Sioux Falls
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Lithia Automotive, Inc.                         South Dakota   Chevrolet of Sioux Falls
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Lithia GP of Texas, LLC                         Texas

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Lithia CJDSA, L.P. (4)                          Texas          All American Chrysler Jeep
                                                               Dodge of San Angelo
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Lithia CSA, L.P. (4)                            Texas          All American Chevrolet of San
                                                               Angelo
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Lithia NSA, L.P. ( 4)                           Texas          All American Nissan of San
                                                               Angelo
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


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
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                                                STATE OF       ASSUMED BUSINESS NAME(S)
NAME OF ENTITY                                  ORIGIN         (IF DIFFERENT THAN ENTITY NAME)
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
Lithia DSA, L.P. (4)                            Texas          All American Daewoo of San
                                                               Angelo
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Lithia CJDBS L.P. (4)                           Texas          All American Chrysler Jeep
                                                               Dodge of Big Spring
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Lithia CJDO, L.P. (4)                           Texas          All American Chrysler Jeep
                                                               Dodge of Odessa
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Camp Automotive, Inc.                           Washington     Camp BMW
                                                               Camp Chevrolet
                                                               Camp Subaru
                                                               Camp Cadillac
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Lithia VS, LLC (5)                              Washington     Camp Volvo
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Lithia Dodge of Tri-Cities, Inc.                Washington     Lithia Dodge of Tri-Cities
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Lithia DC of Renton, Inc.                       Washington     Lithia Dodge of Renton
                                                               Lithia Chrysler Jeep of Renton
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Lithia FTC, Inc.                                Washington     Lithia Ford of Tri-Cities
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TC Hon, Inc.                                    Washington     Honda of Tri-Cities
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Lithia BC, Inc.                                 Washington     Chevrolet of Bellevue
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Lithia IC, Inc.                                 Washington     Chevrolet of Issaquah
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Lithia of Seattle, Inc.                         Washington     BMW Seattle
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Lithia LAC of Washington, LLC (6)               Washington     Lithia Lot-A-Car of Renton
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

(1) Unless specifically noted to the contrary, all entities are wholly owned subsidiaries of Lithia Motors, Inc.

(2) Wholly owned subsidiary of Lithia Boise Holding Company, Inc., a wholly owned subsidiary of Lithia Motors, Inc. (3) Wholly owned subsidiary of Lithia SH, LLC, which is owned 80% by Lithia Motors, Inc. and 20% by Sidney
     B. DeBoer, who serves as its sole manager (Saturn requires the manager own at least a 20% interest in its dealerships).

(4) Limited Partnership with Lithia GP of Texas, LLC the general partner owning 1% interest; and Lithia LP of Texas, LLC the sole limited partner owning 99% interest.

(5) Camp Automotive, Inc., is the sole manager owning an 80% interest; and Gregory Johnson, is the general manager of the dealership owning 20% interest (Volvo requires the manager own at least a 20% interest in its dealerships).

(6)  Wholly owned subsidiary of Lithia LAC, Inc.


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